Exhibit 99.1
January 2008 Nature. Science. Solutions. (r) Penford Corporation

Any forward-looking statements regarding future events or the financial performance of the company are just predictions and actual events or results may differ materially. These forward-looking statements are subject to numerous risks and uncertainties. These include the performance of the economy as a whole and its impact on Penford's customers, customer acceptance of new products or technologies at less than anticipated rates, issues impacting customer demand or orders, increased competition, raw material costs, interest rate and energy cost volatility, and foreign exchange rate fluctuations. Please refer to the documents that we file from time to time with the Securities & Exchange Commission for a discussion of these and other risks and uncertainties. We do not undertake to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Forward Looking Statements

Sales Operating Income 2003 262.5 262.5 14 2004 279.4 279.4 8 2005 296.8 296.8 1 2006 318.4 318.4 9 2007 362.4 362.4 24 Fiscal 2007 Financial Highlights Record financial performance in 2007 across several measures: Revenue up 14% Gross margin expanded 350 basis points EPS tripled to $1.46 per share Turnaround in margin over past two years (post strike in Cedar Rapids) is based on fundamental improvements: Stronger customer contracts in place Effective cost programs and hedging Expansion of high value specialty products These elements remain in place in 2008. Net Sales (1) & Operating Income (2) Sales Penford Products Penford Food Ingredients Penford Australia 2003 21.8 12.6 9.3 2004 15.7 12.1 10.4 2005 12 14.7 6.9 2006 21.2 15.2 8.5 2007 35.1 19 10.1 Gross Profit by Segment (2) ($ Millions) $44 $38 $33 $45 $64 Excludes intercompany sales. Includes Penford Products' incremental strike costs in 2004 and 2005. OPER INCOME

Specialty Starch Industry Overview

- **Large Global Market:** 55 million metric tons for starches and starch derived products
- **Specialty Starch Market:**
  - $3.3 - $3.9 billion current addressable market for specialty industrial and food starches
- **Industrial:** Starch used in paper products improves strength and printability
  - Annual North American starch sales for paper and paperboard sectors total $900 million
- **Food:** Specialty food starches improve taste, texture and increase shelf life
  - ~2.5 – 3.0 billion pounds in annual sales for U.S. food starch market
- **Australasia:** Annual volume of starch products in Australia and New Zealand ~400,000 metric tons
  - About 85% of sales for food segments; 15% industrial applications

Penford's Diverse, Sustainable End Markets (1)



Uncoated Free-Sheet Paper 31%
Coated Free-Sheet Paper 14%
Snack 12%
Potato Coatings 9%
Pet, Beverage, Dextrose 8%
Protein, Dairy, SS&G 7%
Bakery & Dry Mixes 6%
Packaging 4%
Liquid Specialty 4%
Mining & Other Industrial 3%
Other Papers 2%

(1) As percentage of revenue.

4

Specialty Starch Solutions Wheat Fry Coatings Potato Sweets / Snacks Processed Meats Mining Paper Marinades Packaging Dairy Corn Pharma

Diverse, Premier Customer Base Highly diversified across a range of end-user markets, applications and geographies 16 of 20 largest customers have been in top 20 for 5 years Sales to this group increased 16% over past 5 years Key customers include: Most national QSR chains Four of the top five potato processors Leading poultry producers Most leading uncoated and coated paper manufacturers Most multinational food companies operating in Australasia Large food conglomerates in Japan Strong relationships with the most respected companies in the food and industrial sectors

Strategies and Opportunities for Growth Deliver Total Value with Customized Solutions Committed to manufacturing high quality products that are safe, made from renewable resources, cost-effective and customizable Combination of advanced ingredient systems and highly tailored solutions Support of technically-trained sales and applications teams Transition product mix to higher proportion of specialty products Focus technical and commercial resources on value added products Margin expansion by reducing unit costs through manufacturing improvements, enhancing asset efficiency and containing expenses Cedar Rapids facility expansion provides manufacturing flexibility and increased asset utilization Continue to invest in human capital and product innovations to strengthen leading market positions Invest in product innovations in opportunities that broaden current technology platforms Strategic alliances, license agreements and acquisitions of complementary technologies Opportunities for expansion in bio-refining and bio-processing Focus on Higher- Margin, Value-Added Specialty Products Efficient, Flexible Operations Growth Through Product Innovation Seek External Opportunities to Accelerate Shareholder Value

Business Segments

Leading supplier of value added, renewable resource- based, chemically modified specialty starches Support customers with technically trained sales and application teams Headquarters: Cedar Rapids, Iowa Applications and value-added properties of our starches: Paper: print resolution, surface properties, processing speed Packaging: strength for recycled paperboard (cereal boxes), folding cartons Adhesives: durable lamination solution for mat board with recycling benefit versus petrochemicals Newsprint: scavenger and bonding for recycled material Textiles: sizing for yarns in high-speed weaving Penford Products Co.

Case Study - LNA Adhesives Problem: Customer requested recyclable product for museum mat board application Objective: Replace petrochemical with recyclable material Process: Penford developed prototypes and scale up in Pilot Plant Technical team worked on site with customer during trials Result: Displaced petrochemical in application with Penford Liquid Natural Additive adhesive Result: 100% recyclable, customer yield improved over 30%, attractive margin for Penford

$45 million investment to "build out" Cedar Rapids facility to increase wet mill flexibility and capacity Expand output choices and asset flexibility Tap into unused available front end capacity Completion scheduled for March 2008 Advantages: Integrated "wet mill" vs. pure-play ethanol Low construction costs of $1.05/gallon Favorable, integrated "wet mill" economics versus dry mills Significant existing infrastructure in place: corn sourcing, production, logistics, labor Critical platform for future bio-refined chemicals and ingredients using fermentation technology Cedar Rapids Facility Expansion Project Project expected to result in attractive returns and enhanced margins

Specialty developer and manufacturer of high value starches, ingredient solutions, and dextrose for food service and manufacturers Supported by technically trained sales and application teams Only North American manufacturer of modified food grade potato starch; also manufactures corn starches and organic dextrose Applications expertise in potato, corn, tapioca and rice Applications and value-added properties of our starches: Clear Coat Batters: crispness, extends hold times Processed Meats: texture, juiciness, flavor dispersion Soups, Sauces, Gravies: smooth texture Dairy and Cheese: texture, replace dairy solids Bakery: moisture control, freeze/thaw stability Penford Food Ingredients Co.

Developer of specialty starches and sweeteners, for food and industrial Only known local producer of corn starch products in Australia and New Zealand Provider to leading Japanese food companies Applications and value-added properties Confectionery: texture, taste, shelf life Dairy: stabilizer, reduces fat Soups/Sauces: viscosity, mouth feel Mining: suspension aid for floatation mining Penford Australia Limited

Financial Overview

Expand product offerings and diversify end-markets to drive higher sales Enhance profitability through the sale of higher margin products Actively manage raw materials and other costs to lower per unit cost Increase financial returns through efficient use of manufacturing assets Maintain balance sheet flexibility Financial Strategy

Business Segments Sales Gross Profit 2003 140.6 140.6 21.8 2004 143.6 143.6 15.7 2005 147.8 147.8 11.7 2006 165.9 165.9 21.2 2007 195 195 35.1 LTM 11/30/07 200.2 200.2 37.7 Sales Gross Profit Penford Products Sales Gross Profit 2003 77.7 77.7 9.314 2004 89.1 89.1 10.358 2005 96.2 96.2 6.868 2006 96.1 96.1 8.547 2007 105.2 105.2 10.103 LTM 11/30/07 108.7 108.7 10.834 Sales Gross Profit Penford Australia Sales Gross Profit 2003 44.7 44.7 12.594 2004 47.5 47.5 12.067 2005 53.7 53.7 14.697 2006 57.2 57.2 15.202 2007 63 63 18.951 LTM 11/30/07 63.8 63.8 18.719 Sales Gross Profit Penford Food Ingredients ($Millions) (FYE August 31)

Strong Growth with Seasonality 1H 2H 2005 141.3 155.5 2006 155 163.4 2007 170.7 191.6 1H 2H 2005 10.4 22.8 2006 18.9 26 2007 25.6 38.6 Gross Profit Net Sales ($Millions) (FYE August 31) ($Millions)

Financial Summary ($ Millions)

Financial Summary ($ Millions)

Q1 Q1 FY01 107 Q2 FY01 118 Q3 FY01 118 Q4 FY01 113 Q1 FY02 107 Q2 FY02 102 Q3 FY02 104 Q4 FY02 96 Q1 FY03 95 Q2 FY03 90 Q3 FY03 82 Q4 FY03 80 Q1 FY04 85 Q2 FY04 82 Q3 FY04 79 Q4 FY04 80 Q1 FY05 85 Q2 FY05 84 Q3 FY05 68 Q4 FY05 66 Q1 FY06 72 Q2 FY06 79 * Q3 FY06 75 Q4 FY06 67 Q1 FY07 75 Q2 FY07 86 Q3 FY07 81 Q4 FY07 75 Q1 FY08 83 Consolidated Debt ($Millions) $0.75 Fx rate at Aug 31, 2005 $0.76 Fx rate at Aug 31, 2006 $0.82 Fx rate at Aug 31, 2007 $0.88 Fx rate at Nov 30, 2007 * In Q3 FY06, Penford Australia obtained a new revolving credit facility to finance grain inventory purchases which replaced payables to grain suppliers. Since May 31, 2006 the average amount outstanding under this credit facility has been approximately $8 million. Increase in AUD$ has hindered debt reduction over the past 6 years $0.53 Fx rate at Aug 31, 2001 $0.55 Fx rate at Aug 31, 2002 $0.64 Fx rate at Aug 31, 2003 $0.72 Fx rate at Aug 31, 2004 Debt Reduction of 30% since Q3 2001. Debt increased since Q4 FY06 primarily to fund capital expenditures, including ethanol facility construction. As of November 30, 2007, the Company had a total of $32.7 million in capital expenditures related to the ethanol facility.

Leader in value-added segments of modified specialty starch industry Attractive opportunity in customized specialty starch market Expertise using a broad array of renewable, natural-based ingredients Significant value creation through expansion of output choices and capacity at Cedar Rapids manufacturing facility Diverse, premier customer base in broad range of end-markets and geographies Ability to leverage capabilities and products across business segments and end-markets Experienced and proven management team Investment Highlights